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                                                                EXHIBIT 10.40

                                AMENDMENT
                          TO EMPLOYMENT AGREEMENT
                            DATED JUNE 12, 1995




         Reference is made to the Executive Employment Agreement dated as of June 12, 1995 (the "Agreement") by and between J. Baker, Inc. and David Levin. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on June 12, 1997" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1998".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Jerry M. Socol                                 April 5, 1996
         Jerry M. Socol                               Date
         President and
         Chief Executive Officer




/s/ David A. Levin                                    April 5, 1996
         David Levin                                  Date